Exhibit 10.2

AMENDMENT NO. 1 TO PHARMACEUTICAL MANUFACTURING AND SUPPLY AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated this 5th day of July, 2014 to the Pharmaceutical Manufacturing and Supply Agreement dated January 8, 2010, is made by and between AMAG Pharmaceuticals, Inc. (“AMAG”) and Patheon Manufacturing Services LLC (as assignee from DSM Pharmaceuticals, Inc.) (“PMSLLC”).

WITNESS:

WHEREAS, DSM Pharmaceuticals, Inc. and AMAG have previously entered into and executed the Pharmaceutical Manufacturing and Supply Agreement dated January 8, 2010 (the “Agreement”); and

WHEREAS, AMAG has consented to the assignment of the Agreement from DSM Pharmaceuticals, Inc. to DPIN and thereafter to Patheon Manufacturing Services LLC effective as of May 30, 2014; and

WHEREAS, PMSLLC and AMAG desire to modify the term of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, PMSLLC and AMAG agree to amend the Agreement as follows:

1.              Section 1.22 of the Agreement is hereby deleted in its entirety and replaced with the phrase “Intentionally Omitted.”

2.              Section 11.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Term.  Unless sooner terminated pursuant to the terms hereof, the term of this Agreement shall commence on the Effective Date and shall continue in force and effect until December 31, 2015 (“Term”).”

3.              Except as amended herein, all other terms, covenants, and conditions of the Agreement shall remain in full force and effect.

4.              Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

5.              Modification.  This Amendment may be supplemented, amended or modified only by the mutual agreement of the parties.  No supplement, modification, or amendment of this Amendment shall be binding unless it is in writing and signed by both parties.

6.              Entire Agreement.  This Amendment together with the Agreement constitutes the final, complete and exclusive statement of the agreement between the parties and supersedes any and all prior and contemporaneous understandings or agreements of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by and through their duly authorized representatives, effective as of the day and date first written above.

Patheon Manufacturing Services LLC

/s/ Andrew J. Crerar, VP and GM Commercial Ops	8/12/2014
Name/title:	Date

AMAG Pharmaceuticals, Inc.

/s/ Frank E. Thomas, EVP, COO	7/15/2014
Name/title:	Date